SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 1996


                    WIRELESS ONE, INC.
        (Exact name of registrant as specified in its charter)


      Delaware                      0-26836               72-1300837
(State or other jurisdiction (Commission File Number)     (IRS Employer
    of incorporation)                                  Identification No.)


       11301 Industriplex, Suite 4, Baton Rouge, Louisiana 70809-4115
         (Address  of  principal  executive  offices)(Zip Code)



                           (504) 293-5000
          (Registrant's telephone number, including area code)


                                 N/A
     (Former name or former address, if changed since last report.)

Item 5.   Other Events

          See Exhibits 99.1 and 99.2.

Item 7.   Financial Statements and Exhibits.

     (a)  Exhibits.

          99.1 Index  to  and  Unaudited Pro Forma Condensed
               Combined Financial  Information  of  Wireless
               One, Inc. as of June 30, 1996.

          99.2 Index   to   and   Financial   Statements  of
               TruVision     Wireless,     Inc.,     Madison
               Communications,      Inc.     and     Beasley
               Communications, Inc.

          99.3 Consent  of  Arthur  Andersen  LLP  (Jackson,
               Mississippi)


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WIRELESS ONE, INC.



                              By:       /s/ Michael C. Ellis
                                   ______________________________
                                          Michael C. Ellis
                                   Vice President and Controller

Dated:  October 30, 1996